UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 21, 2008

ESB Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(724) 758-5584

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On October 21, 2008, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2008.  A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(a)       Not applicable.

(b)       Not applicable.

(c)       The following exhibit is included with this Report:

Exhibit No.	Description

99	Press Release, dated October 21, 2008

This information, including the press release filed as Exhibit 99, shall not be deemed to be filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

	By:	/s/ Charlotte A. Zuschlag
		Name:	Charlotte A. Zuschlag
		Title:	President and Chief Executive Officer

Date: October 21, 2008